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                                                                   EXHIBIT 10.18

                           RESTORATION HARDWARE, INC.

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


        This Amended and Restated Investor Rights Agreement (this "Agreement") is made and entered into as of March 21, 2001 by and among Restoration Hardware, Inc., a Delaware corporation (the "Company"), and each of the investors listed on Schedule A attached hereto (each an "Investor" and collectively, the "Investors").

                                 R E C I T A L S

        WHEREAS, the Investors have agreed to purchase, severally and not jointly, from the Company, and the Company has agreed to sell to the Investors, shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") and shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock" and together with the Series A Preferred Stock, the "Preferred Stock") on the terms and conditions set forth in that certain Amended and Restated Series A and B Preferred Stock Purchase Agreement, of even date herewith, by and among the Company and the Investors (the "Purchase Agreement"); and

        WHEREAS, the Purchase Agreement provides that the Investors shall be granted certain information rights and registration rights, all as more fully set forth herein.

                                A G R E E M E N T

        NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. INFORMATION RIGHTS.

               1.1 Information and Inspection Rights. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Investor holds at least the lesser of (a) ten percent (10%) of the shares of Preferred Stock (or underlying Common Stock) held by such Investor upon the consummation of the transactions contemplated by the Purchase Agreement and (b) Preferred Stock (or underlying Common Stock) having an original purchase price of $500,000, the Company will deliver to each Investor: (i) its audited annual financial statements within 90 days after the end of each fiscal year, (ii) its unaudited quarterly financial statements within 45 days after the end of each fiscal quarter, (iii) unless such Investor requests otherwise, its monthly financial statements within 30 days after the end of each month, (iv) unless such Investor requests otherwise, all additional information provided to the Company's lenders and other equity holders and (v) upon the written request by any Investor, such other information as such Investor shall reasonably request. The Company further covenants and agrees that all financial statements of the Company shall be prepared in conformance with United States generally accepted accounting principles ("GAAP"), subject to year end and quarterly adjustments. The Company further covenants and agrees that,


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commencing on the date of this Agreement, for so long as any Investor holds a number of shares of Preferred Stock (or underlying Common Stock) entitling such Investor to the information rights provided above, such Investor and its representatives shall have reasonable access to the books, records, personnel, accountants and properties of the Company. Notwithstanding the foregoing, no Investor holding shares of Preferred Stock (or underlying Common Stock) having an original purchase price of less than $100,000 shall have any of the rights of Investors contained in this Section 1.1.

        1.2 Confidentiality. Each Holder or permitted transferee of rights under this Section 1 acknowledges and agrees that any information obtained pursuant to this Section 1 which is nonpublic information will be maintained in confidence by such Holder or transferee and will not be utilized by such Holder or transferee in connection with purchases or sales of the Company's securities except in compliance with applicable state and federal securities laws. The foregoing obligations of confidentiality in this Section 1.2 do not pertain to the disclosure of information which is available publicly, which is required to be disclosed by any court or which any party discloses, upon advice of counsel, in order to comply with applicable law.

2. REGISTRATION RIGHTS.

        2.1 Definitions. For purposes of this Section 2:

               (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

               (b) Registrable Securities. The term "Registrable Securities" means: (i) any Common Stock of the Company issued or to be issued pursuant to conversion of any shares of Series A Preferred Stock issued (A) under the Purchase Agreement and (B) upon the conversion of any shares of Series B Preferred Stock, (ii) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Series A Preferred Stock described in clause (i) of this subsection (b) and (iii) the shares of Common Stock purchased by Gary G. Friedman in connection with the transactions contemplated by the Purchase Agreement. Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, in a registered offering or otherwise.

               (c) Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock of the Company that are Registrable Securities and are then issued and outstanding.

               (d) Holder. For purposes of this Section 2, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public or pursuant



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to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement or any person holding Series A Preferred Stock.

               (e) Form S-3. The term "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC (as defined below) which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (f) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

        2.2 Demand Registration.

               (a) Request by Holders. If the Company shall, at any time beginning 180 days after the date hereof and at least 180 days after the last registration pursuant to this Section 2.2 (unless any Registration Securities were excluded from such registration pursuant to Section 2.2(b)), receive a written request from (i) the Holders of at least forty-two percent (42%) of the Registrable Securities then outstanding, provided that the anticipated aggregate offering price of such Registrable Securities would not be less than $2,000,000,
(ii) Palladin Capital Group, Inc. ("Palladin"); provided that Palladin has not previously exercised a demand pursuant to this Section 2.2(a)(ii) or (iii) Reservoir Capital Group, Inc. ("Reservoir"); provided that Reservoir has not previously exercised a demand pursuant to this Section 2.2(a)(iii), that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and use its best efforts to effect, as soon as practicable, under a registration statement form requested by the Holders initiating the registration request (the "Initiating Holders"), the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2. No other shares of the Company (other than Registrable Securities) shall be included in a registration pursuant to this
Section 2.2 without the written consent of the Initiating Holders.

               (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Initiating Holders (including a market stand-off agreement



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of up to 180 days if required by such underwriter or underwriters, but excluding any representations and warranties of the Holders with respect to matters other than each Holder's title to and ownership of Registrable Securities). Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated in such registration on a pro rata basis based on the total number of Registrable Securities requested to be included by each such Holders; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company that are not Registrable Securities are first entirely excluded from the underwriting and registration; provided, further, that if the Initiating Holder of such registration is either Palladin or Reservoir, and if more than twenty (20%) of the Registrable Securities requested by such Initiating Holder to be included in such underwritten offering may not be included in such underwritten offering due to a limitation on the number of securities to be underwritten, then in such case, such Initiating Holder shall not be deemed to have used its exclusive demand registration right as provided in Section 2.2(c) in connection with such demand registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

               (c) Maximum Number of Demand Registrations. The Company shall be obligated to effect only four (4) registrations in the aggregate requested by the Holders pursuant to Section 2.2(a), one of which may be initiated exclusively by Palladin and one of which may be initiated exclusively by Reservoir.

               (d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 360-day period.

               (e) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.2, including, without limitation, all federal and Blue Sky registration, filing and qualification fees, printer's and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and out of pocket expenses of one counsel for the Holders (but excluding underwriters' discounts and commissions relating to shares sold by the Holders), shall be borne by the Company; provided that in no event shall the Company be required to bear the expense of preparing audited financial statements other than those associated with the end of the Company's fiscal year. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other



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amounts payable to underwriter(s) or brokers in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this
Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to this Section 2.2 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (l) such demand registration) or the Company elects to include other shares in such registration; provided, however, that if, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 2.2.

        2.3 Piggyback Registrations.

               (a) The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, without limitation, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 or Section 2.4 of this Agreement or to any employee benefit plan or a corporate reorganization on Forms S-4, S-8 or any successor form) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (b) Underwriting. If a registration statement for which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriter or



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underwriters). Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities requested to be included by each such Holder; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten
(10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are affiliates of such Holder, shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

               (c) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions relating to shares sold by the Holders), including, without limitation, all federal and Blue Sky registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and out of pocket expenses of one counsel for the Holders, shall be borne by the Company; provided that in no event shall the Company be required to bear the expense of preparing audited financial statements other than those associated with the end of the Company's fiscal year.

               (d) Not Demand Registration. Registration pursuant to this
Section 2.3 shall not be deemed to be a demand registration as described in
Section 2.2 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

        2.4 Shelf Registration.

               (a) Registration. Upon the later of (i) such time as Form S-3 (or its equivalent) becomes available for use in a registered offering by the Company and (ii) 30 days following the filing with the SEC of the Company's Form 10-K for fiscal year 2001, the Company will effect registrations on Form S-3 or its equivalent and any related qualification or



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compliance with respect to all of the Registrable Securities owned by the
Holders as would permit or facilitate the sale and distribution of all of such Holders' Registrable Securities on a delayed or continuous basis. The Company shall use its best efforts to cause such registration statement to become effective as soon as practicable after it is filed and shall use its best efforts to maintain the continuous effectiveness of such registration statement (including a prospectus meeting the requirements of the Securities Act) during the period commencing on the date of its effectiveness and ending on the earliest to occur of (x) such time as all remaining Holders of Registrable Securities can sell all of their Registrable Securities under Rule 144 of the Securities Act within one (1) quarter, (y) the date on which each Principal Investor (as defined in the Purchase Agreement) has sold 75% of their Registrable Securities; provided, that if in the immediately prior underwritten offering any Registrable Securities of such Principal Investor were not sold because of any cutback by underwriters, then this clause (y) shall only apply upon the next underwritten offering in which no Registrable Securities have been cutback and (z) eight years from the date hereof.

               (b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.4 (excluding underwriters' and brokers' discounts and commissions relating to shares sold by the Holders), including, without limitation, all federal and Blue Sky registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and out of pocket expenses of one counsel for the Holders, shall be borne by the Company; provided that in no event shall the Company be required to bear the expense of preparing audited financial statements other than those associated with the end of the Company's fiscal year.

               (c) Not Demand Registration. The registration pursuant to this
Section 2.4 shall not be deemed to be a demand registration as described in
Section 2.2 above.

        2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

               (a) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that, except as otherwise provided herein, the Company shall not be required to keep any such registration statement effective for more than one hundred and twenty (120) days.

               (b) Input of Holders. Provide to any Holder requesting to include Registrable Securities in such registration statement and their counsel a reasonable opportunity to review and provide comments with respect to such registration statement (and any post-effective amendment thereto) prior to such registration statement becoming effective; provided that with respect to any information about such Holder, the Company shall be required to correct any information as requested by such Holder.

               (c) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in



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connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (d) Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (e) Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (f) Underwriting. In the event of any underwritten public offering, (i) enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering in usual and customary form, including, without limitation, such representations and warranties to the Holders and the underwriter(s) in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and (ii) enter into such agreements and take all such other reasonable actions (including making Company personnel reasonably available, at the request of the managing underwriters, for roadshow presentations) in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities.

               (g) Notification. Notify each Holder of Registrable Securities covered by such registration statement the receipt of comments from the SEC, the effective time of such registration statement and at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. In the event of the existence of an inaccurate or an incomplete prospectus, the Company shall, as promptly as practicable thereafter, prepare and file with the SEC a post-effective amendment and a supplement to the related prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and the Company shall use its reasonable best efforts to cause such amendment to be declared effective and such registration statement and related prospectus to become useable for their intended purpose(s) as soon as practicable thereafter.

               (h) Stop Orders. If at any time the SEC shall issue any stop order suspending the effectiveness of a registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from



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qualification of the Registrable Securities under state securities or Blue Sky laws, notify Holders and use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (i) Listing. Use its reasonable best efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities thereunder, on each securities exchange (including, for this purpose, the Nasdaq National Market) on which the Common Stock of the Company is then listed or proposed to be listed.

               (j) Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               (k) Due Diligence. Make available for inspection by any Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all such information reasonably requested in connection with such registration statement.

               (l) Securities Act. Otherwise use its best efforts and take such other actions as are reasonable and necessary to comply with all applicable rules and regulations of the SEC.

        2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or
2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

        2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4 or Section 3(b) of the Certificate of Designation of Series A and Series B Preferred Stock of the Company:



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               (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, liabilities (joint or several) or actions in respect thereof to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                      (i) any untrue statement or alleged untrue statement of a
               material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                      (ii) the omission or alleged omission to state therein a
               material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                      (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder. The right to indemnification herein will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, with respect to any Violation.

               (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or actions in respect thereof to which the



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Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c) Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, and to control the defense of such action, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.7 only to the extent the indemnifying party is actually prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7. An indemnifying party shall not, except with the consent of all indemnified parties, enter into any settlement that does not include as an unconditional term thereof the giving by the person or persons asserting such claim to all indemnified parties of an unconditional release from all liability with respect to such claim or consent to entry of any judgment.

               (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.7, but such indemnification is unavailable or insufficient to hold Holder harmless, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7, then, and in each such case, the indemnifying party will contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after contribution from others) in such proportion so that such indemnifying party is responsible for the portion represented by its relative fault; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the net proceeds of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. For the purposes of this Section 2.7(e), relative fault shall be determined by reference to, among other things, whether the Violation or alleged Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation or alleged Violation.

               (f) Survival. The obligations of the Company and Holders under this Section 2.7 shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

        2.8 No Registration Rights to Third Parties. The Company represents and warrants that, except as otherwise provided in the Restated Investors Rights Agreement, dated as of May 16, 1997, by and among the Company and the other parties described therein (the "1997 Registration Rights Agreement"), the Company has not granted any rights that are inconsistent with the terms and conditions of this Agreement. The Company further represents and warrants that the Company's "Public Offering" as such term is defined in the 1997 Registration Rights Agreement closed on June 24, 1998 and, pursuant to the terms of the 1997 Registration Rights Agreement, the registration rights granted therein shall terminate on or before June 24, 2002. The Company covenants to the Holders that it shall take no action to extend such registration rights beyond such termination date. Except to the extent otherwise may be provided in the 1997 Registration Rights Agreement, or as otherwise provided in this Agreement or in the Purchase Agreement, without the prior written consent of the Holders of a majority in interest of the Preferred Stock, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, "piggyback" or shelf registration rights or otherwise) relating to shares of the Company's Preferred Stock or any other voting securities of the Company, other than rights that are subordinate in rights to the Investors. To the extent and solely to the extent that parties (or their permitted assignees) to the 1997 Registration Rights Agreement continue to possess registration rights granted by the Company pursuant to the terms of
Section 6 of the 1997 Registration Rights Agreement or any other provision therein (collectively, the "1997 Holders"), then the Holders under this Agreement agree and covenant as follows, notwithstanding the terms of any other provision in this Agreement to the contrary: (a) the Holders shall not exercise, or participate in any exercise of, any rights granted such Holders (individually or collectively) pursuant to this Section 2 to make, cause or otherwise participate in a demand registration which could result in such registration statement being declared effective within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 6.2 of the 1997 Registration Rights Agreement; (b) to the extent that the Holders have any right or opportunity to participate in any registration statement of the Company, but only to the extent required by the 1997 Registration Rights Agreement, the Holders shall only include their Registrable Securities in such registration statement to the extent that inclusion of such securities will not reduce or otherwise cause or give rise to a reduction in the amount of securities of the 1997 Holders which are included in such registration statement; and (c) in the event of any conflict between the terms of the 1997 Registration Rights Agreement and this Agreement, including without limitation any conflict in the priority of registration rights granted to the 1997 Holders under Sections 6.2, 6.3, 6.9 or 6.14 of the 1997 Registration Rights Agreement and to the Holders under Sections 2.2 or 2.3 of this Agreement, then the 1997 Registration Rights Agreement and this Agreement shall be interpreted in all cases in favor of the 1997 Holders and, to the extent that any terms in the two agreements contradict in whole or in part, the 1997 Registration Rights Agreement shall control.

        2.9 Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holders of a majority of the Registrable Securities make publicly available other information so long as necessary to permit sales pursuant to Rule 144 promulgated under the Securities Act), and it will take such further action as the Holders of a majority of the Registrable Securities may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

        2.10 Restrictions on Sale of Equity Securities by the Company. To the extent timely requested by the managing underwriters in an underwritten offering, the Company agrees not to effect any offer, sale or other distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the thirty-day period prior to, and during the ninety-day period (or, if requested by the managing underwriters, one hundred and eighty-day period) beginning with, the effectiveness of a Registration Statement filed under Section 2.2 or the commencement of sales in an underwritten offering pursuant to Section 2.4 (except as part of such registration, if permitted, or pursuant to registration statements relating to any employee benefit plan or a corporate reorganization on Forms S-4, S-8 or any successor form).

Notwithstanding the foregoing, the Company shall not be restricted from offering, selling or otherwise distributing its equity securities for more than an aggregate of 180 days in any 12-month period.

3. ASSIGNMENT AND AMENDMENT.

        3.1 Assignment. Notwithstanding anything herein to the contrary:

               (a) Information Rights. The rights of the Holders under Section
1.1 are transferable to any person in connection with the transfer of Registrable Securities; provided, however, that no party may be assigned any of the foregoing rights (i) unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned, (ii) if any such assignee is deemed to be a Competitor (as defined below) of the Company and (iii) unless any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 3. For the purposes of this Section 3.1, "Competitor" shall mean
(x) a retail company (including without limitation, a subsidiary or business unit of a company, which subsidiary or business unit has more than $50,000,000 in revenues), where an aggregate of 25% or more of its revenue (including revenue of any subsidiary or business unit) is derived from the home furnishings business, including without limitation, lighting, floor covering, furniture, hardware and tools, or hard goods business or (y) a manufacturer, supplier or other vendor that has a material vendor relationship with the Company.

               (b) Registration Rights. The registration rights of the Holders under Section 2 hereof may be assigned to any person in connection with the transfer of Registrable Securities; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 3.

        3.2 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a two-thirds (2/3) of the Registrable Securities then outstanding (or, in the case of an amendment or waiver of any provision of Section 2 hereof, only with the written consent of the Company and the Holders of a two-thirds (2/3) of the Registrable Securities then outstanding and entitled to the registration rights set forth in Section 2 hereof); provided, however, that any amendment or waiver shall not discriminate unfairly against any Holder without his, her or its consent. Any amendment or waiver effected in accordance with this Section 3.2 shall be binding upon the Holders, each Holder, each permitted successor or assignee of such Holder and the Company.

4. GENERAL PROVISIONS.

        4.1. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, (b) when received when sent by facsimile at the address and number set forth below, (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider, addressed to the Holders as set forth on Schedule A and to the Company as set forth below.

                      To the Company:

                      Restoration Hardware, Inc.
                      15 Koch Road, Suite J
                      Corte Madera, CA 94925
                      Attn:  Gary Friedman
                      Fax Number:  (415) 927-7264

                      With copies to:

                      Brobeck, Phleger & Harrison LLP
                      Two Embarcadero Place, 2200 Geng Road
                      Palo Alto, CA 94303
                      Attn:  Michael C. Doran, Esq.
                      Fax Number:  (650) 496-2885

               Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above or on Schedule A, or designate additional addresses, for purposes of this Section 4.1 by giving the other party written notice of the new address in the manner set forth above.

        4.2 Entire Agreement. This Agreement, together with the Purchase Agreement and all Schedules and Exhibits hereto and thereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

        4.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York as applied to agreements among

New York residents entered into and to be performed entirely within New York, excluding that body of law relating to conflict of laws and choice of law.

        4.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

        4.5 Third Parties. Except as otherwise specifically provided in Section 2.7, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

        4.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

        4.7 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

        4.8 Counterparts. This Agreement may be executed by facsimile in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4.9 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Preferred Stock of the Company, then, upon the occurrence of any subdivision, combination or stock dividend of Preferred Stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

        4.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without the necessity of demonstrating the inadequacy of monetary damages.

        4.11 Original Investor Rights Agreement Superseded. Pursuant to Section
3.2 of the Investor Rights Agreement, dated as of March 21, 2001, between the parties hereto (the "Original Agreement"), the parties hereto hereby amend and restate the Original Agreement to read in its entirety as set forth in this Agreement, such that as of the date hereof the Original Agreement is entirely superseded by this Agreement and the Original Agreement shall be of no further force or effect; provided, however, that so long as the Company and the Holders who hold at least two-thirds of the Registrable Securities then outstanding have executed this Agreement, all other parties to the Original Agreement, whether or not they have executed this Agreement, shall be deemed to have executed this Agreement and to have received and accepted both the benefits and obligations hereunder.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


RESTORATION HARDWARE, INC.                  PALLADIN CAPITAL IX, LLC

By: /s/ Walter Parks                         By: /s/ Mark J. Schwartz
   ---------------------------------           ---------------------------------


------------------------------------        ------------------------------------
Printed Name                                Printed Name

 Executive Vice President                    Managing Member
------------------------------------        ------------------------------------
Title                                       Title



RESERVOIR CAPITAL PARTNERS, L.P.


By: /s/ Craig A. Huff
   ---------------------------------


------------------------------------
Printed Name

 Managing Member
------------------------------------
Title


RESERVOIR CAPITAL ASSOCIATES, L.P.



By: s/ Craig A. Huff
   ---------------------------------


------------------------------------
Printed Name

 Managing Member
------------------------------------
Title



RESERVOIR CAPITAL MASTER FUND, L.P.



By: /s/ Craig A. Huff
   ---------------------------------


------------------------------------
Printed Name

 Managing Member
------------------------------------
Title

GLENHILL CAPITAL LP


By:  /s/ Glenn J. Krevlin
   ---------------------------------


------------------------------------
Printed Name

 Managing Member
------------------------------------
Title

GARY FRIEDMAN


----------------------------------

GB RETAIL FUNDING, LLC

By:
   ---------------------------------


------------------------------------
Printed Name


------------------------------------
Title

KEITH BELLING


----------------------------------

CHARLES SCHWAB & CO., INC., FBO, KEITH BELLING, IRA


By:
   ---------------------------------


------------------------------------
Printed Name


------------------------------------
Title

BM PARTNERS I


By:
   ---------------------------------


------------------------------------
Printed Name


------------------------------------
Title

KENDAL AGINS FRIEDMAN


----------------------------------

ROBERT HANSON


----------------------------------

MORRISON & FOERSTER LLP


By:
   ---------------------------------


------------------------------------
Printed Name


------------------------------------
Title

BUILDING C PARTNERS


By:
   ---------------------------------


------------------------------------
Printed Name


------------------------------------
Title

TAMARACK INVESTMENTS II, LLC


By:
   ---------------------------------


------------------------------------
Printed Name


------------------------------------
Title

JEFFREY TARRANT


----------------------------------



                                       31